                                 THE UBS FUNDS

                Supplement to Prospectus dated September 30, 2002

                                                                  March 31, 2003

Dear Investor,

     The  following  categories  of eligible  investors are added to the section captioned "Class Y Shares" on pages 75-76 of the Prospectus:

o    Shareholders  who invest a minimum  initial amount of $10 million in a Fund
     ($5 million for UBS U.S.  Small Cap Growth Fund,  UBS U.S. Small Cap Equity
     Fund, UBS U.S. Real Estate Equity Fund, and UBS High Yield Fund);
o    Foundations,  Endowments and Religious and other  charitable  organizations described in Section 501(c)(3) of the IRC;

     The  section  captioned  "Minimum   Investments"  on  pages  76-77  of  the
Prospectus is amended and restated as follows:

Minimum Investments:

Class A, Class B and Class C shares:
To open an account.............................................$  1,000
To add to an account...........................................$    100

The Funds may waive or reduce these amounts for:

o    Employees of UBS Global AM or its affiliates; or
o    Participants in certain pension plans,  retirement  accounts,  unaffiliated investment programs or the Funds' automatic investment plan.

                                                                Item No.  ZS-172